UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 6, 2020

FEDERAL AGRICULTURAL MORTGAGE CORPORATION
(Exact name of registrant as specified in its charter)

Federally chartered instrumentality of the United States	001-14951	52-1578738

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1999 K Street, N.W., 4th Floor,		20006
Washington,	DC
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code (202) 872-7700
No change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Exchange on which registered
Class A voting common stock	AGM.A	New York Stock Exchange
Class C non-voting common stock	AGM	New York Stock Exchange
5.875% Non-Cumulative Preferred Stock, Series A	AGM.PRA	New York Stock Exchange
6.000% Fixed-to-Floating Rate Non-Cumulative Preferred Stock, Series C	AGM.PRC	New York Stock Exchange
5.700% Non-Cumulative Preferred Stock, Series D	AGM.PRD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

The Federal Agricultural Mortgage Corporation (“Farmer Mac”) is filing this Current Report on Form 8-K to supplement the risk factors described in Item 1A of Farmer Mac’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 (“2019 Form 10-K”). The following risk factor disclosure should be read in conjunction with the risk factors described in the 2019 Form 10‑K. Unless stated otherwise, the statements contained in this report speak as of April 6, 2020. Farmer Mac undertakes no obligation to update these risk factors to reflect new information or any future events or circumstances, except as otherwise required by applicable law.

The effects of the COVID-19 pandemic could have a material adverse effect on Farmer Mac's business, operations, operating results, financial condition, liquidity, or capital levels.

The novel coronavirus disease 2019 (“COVID-19”) pandemic is creating extensive disruptions to the global economy and to the lives of individuals throughout the world. Governments, businesses, and the public are taking unprecedented actions to contain the spread of COVID-19 and to mitigate its effects, including quarantines, travel bans and restrictions, shelter in place orders, closures of businesses and schools, fiscal stimulus, and legislation designed to deliver monetary aid and other relief. The scope, duration, and full effects of COVID-19 are rapidly evolving and still not fully known, but it is clear that the pandemic and related efforts to contain it have disrupted global economic activity, adversely affected the functioning of financial markets, increased economic and market uncertainty, and disrupted trade and supply chains. If these effects continue for a protracted period or result in sustained economic stress or recession, many of the risk factors identified in Farmer Mac’s 2019 Form 10-K could be exacerbated and have a material adverse effect on Farmer Mac in a number of ways related to credit, collateral, customer demand, funding, operations, interest rate risk, and human capital as described in more detail below.

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Credit and Counterparty Risk. As discussed in “Risk Factors-Credit and Counterparty Risk” in Farmer Mac’s 2019 Form 10-K, factors that put downward pressure on the profitability of a farming or rural utilities operation could inhibit a borrower's repayment capacity on one or more loans in Farmer Mac’s portfolio, and Farmer Mac has concentrated credit exposures to a small group of business counterparties on AgVantage securities. Farmer Mac assumes the ultimate credit risk of borrower defaults on its agricultural mortgage and rural utilities loan assets, including AgVantage securities, and Farmer Mac's earnings depend significantly on their performance. Farmer Mac recognizes that the COVID-19 pandemic may create significant stress for agricultural and rural borrowers because of disruptions to employees, markets, transportation, and other factors important to their operations. If the effects of COVID-19 result in widespread and sustained repayment shortfalls on loans in Farmer Mac's portfolio or defaults by AgVantage counterparties, Farmer Mac could incur significant credit losses, particularly if conditions cause land and asset values to deteriorate and the available collateral is insufficient to cover Farmer Mac's exposure, which likely would have a material adverse effect on Farmer Mac's financial condition, results of operations, liquidity, or capital levels.

One aspect of Farmer Mac’s business is guaranteeing to third party investors the timely payment of principal and interest on securities backed by eligible loans. If Farmer Mac were to agree to the deferral of any payments on the loans that back these guaranteed securities in response to requests from borrowers who experience financial challenges due to COVID-19, Farmer Mac may be required to make guarantee payments on securities during the period when Farmer Mac would not be receiving corresponding payments on the related loans from any borrowers granted a deferral. As of the date of this report, Farmer Mac was not subject to any legislative or regulatory requirements or directives that would require forbearance of loan payments for a specified time or that would limit its ability to pursue all available remedies in the event of a loan default.

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Strategic/Business Risk. As discussed in “Risk Factors-Strategic/Business Risk” in Farmer Mac’s 2019 Form 10-K, the success of Farmer Mac's business may be affected by a variety of external factors that may affect the price or marketability of Farmer Mac's products and services, including disruptions in the capital markets, changes in interest rates that may increase Farmer Mac's funding costs, and reduced demand for Farmer Mac’s products due to economic conditions. The future effects of COVID-19 on economic activity could negatively affect the future demand for or profitability of Farmer Mac’s products and services by farmers, ranchers, rural utilities, and their lenders. The risk factors in the 2019 Form 10-K also identified Farmer Mac's continued ability to issue debt securities at favorable rates and terms in the U.S. financial markets as essential to the operation of its business. Farmer Mac’s daily access to the debt capital markets continued to be strong through the date of this report. Issuances with maturities beyond five years have seen modest upward pressure on funding costs in recent weeks, although Farmer Mac has maintained access to funding beyond five years. If the effects of COVID-19 were to create market disruptions that caused Farmer Mac to be unable to continue to issue debt securities at favorable rates and desired terms, Farmer Mac's business, operating results, or financial condition would likely be adversely affected. Also, if the upward pressure on funding costs for longer-term issuances continues, the competitiveness of and demand for Farmer Mac’s longer-term rate products may be adversely affected.

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Operational Risk. Farmer Mac relies on business processes that largely depend on people, technology, and the use of complex systems and models to manage its business, including access to information systems and models as well as information, applications, payment systems, and other services provided by third parties. In response to the challenges presented by the COVID-19 pandemic, Farmer Mac has modified its business practices to focus on protecting its employees and the public while continuing to fulfill its critical mission and maintaining its regular business operations in support of the farmers, ranchers, and rural utilities of America. On March 12, 2020, Farmer Mac activated its Business Continuity Plan (“BCP”) and has been operating uninterrupted since then with all of its employees working remotely from their homes. Farmer Mac has provided guidance and support to all of its employees to ensure that they have the tools and knowledge needed to effectively work from home, and Farmer Mac’s technology platform and BCP have been functioning as designed in support of all functions of the organization. Nonetheless, because the technology in employees’ homes may not be as robust as in Farmer Mac’s offices and could cause the networks, information systems, applications, and other tools available to employees to be more limited or less reliable than Farmer Mac’s in-office technology, the continuation of these work-from-home measures introduces additional operational risk. These risks include but are not limited to greater cybersecurity risks, strain on the local technology networks for remote operations, and potential impairment of the ability to perform critical functions, all of which could adversely affect Farmer Mac’s business, results of operations, and financial condition. Farmer Mac regularly monitors the attempts by third parties to gain unauthorized access to its network and information systems through cyber-attacks. Despite the increased cybersecurity risks presented by a workforce that is operating entirely remotely, Farmer Mac had not experienced any cyber-attacks or other privacy or data security incidents through the date of this report that negatively affected the confidentiality, integrity, or availability of Farmer Mac’s information resources. The risks related to operational disruptions to Farmer Mac’s business processes as a result of a pandemic, such as COVID-19, are described in more detail in the risk factor titled “The inadequacy or failure of Farmer Mac's operational systems, cybersecurity plan, internal controls or processes, or infrastructure, or those of third parties, could have a material adverse effect on Farmer Mac's business, liquidity, operating results, reputation, or financial condition” under “Risk Factors-Operational Risk” in the 2019 Form 10-K.
Farmer Mac relies on many third parties, including vendors that supply essential services and local and federal government agencies, offices, and courthouses, in the performance of its business operations. In light of the developing measures being undertaken as a result of the COVID-19 pandemic, many of these entities may limit the access and availability of their services. For example, Farmer Mac has observed some delays in loan closings related to reductions in available staff in recording offices or the closing of courthouses to walk-in traffic in some rural counties, which is slowing the established process and turnaround times for title work and mortgage and UCC filings in those counties. Farmer Mac’s recent decision to work entirely remotely has also presented challenges and delays in collecting and depositing payments from counterparties usually made by check. If a decision were made to close USDA field offices as a result of the COVID-19 pandemic, Farmer Mac’s USDA Guarantees line of business could be negatively affected because that business depends on obtaining a valid assignment of guarantee signed by an authorized USDA official. Farmer Mac continues to closely monitor the third parties who provide the information and services required to operate its business and their ability to continue to operate effectively in the face of the nationwide challenges posed by COVID-19. These entities include loan servicers; providers of financial information, systems, and analytical tools; providers of electronic payment and settlement systems; and providers of information technology infrastructure and business continuity services. Farmer Mac had not identified any significant disruptions with these third parties that had materially affected Farmer Mac’s business operations as of the date of this report. If some of the identified limitations in the availability of some services continue for a prolonged period or if additional limitations or potential disruptions in the ability to provide services materialize (which may be caused by a third party’s own financial or operational difficulties), it may inhibit or otherwise negatively affect the normal operations and processes for Farmer Mac’s business, which could have a material adverse impact on its results of operations and financial condition.

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Market Risk. As discussed in “Risk Factors-Market Risk” in Farmer Mac’s 2019 Form 10-K, Farmer Mac is exposed to interest rate risk that could materially and adversely affect its business, operating results, or financial condition and changes in interest rates relative to Farmer Mac’s management of interest rate risk through derivatives may cause volatility in financial results and capital levels and may adversely affect Farmer Mac’s net income, liquidity position, or operating results. Farmer Mac’s financing activities, hedging activities, net effective spread, and profitability could be negatively affected by volatility in interest rates caused by uncertainties stemming from COVID-19, as evidenced by the recent actions of the Federal Reserve to significantly lower the target range for the federal funds rate based on concerns about the disruption to economic activity. A prolonged period of extremely volatile and unstable market conditions would likely increase Farmer Mac’s hedging and funding costs while negatively affecting market risk mitigation strategies. In that scenario, Farmer Mac may adjust its funding strategy for long-term fixed rate assets. Alternative funding strategies could result in greater exposure to re-funding risk and higher income volatility from changes in interest rates and movements in refunding terms and spreads to benchmark indices such as LIBOR, which could have a material adverse effect on Farmer Mac's net income, operating results, or financial condition.

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Financial Risk. As discussed in “Risk Factors-Financial Risk” in Farmer Mac’s 2019 Form 10-K, Farmer Mac is exposed to risk related to changes in accounting standards or in applying accounting policies that could adversely affect Farmer Mac. For example, a new GAAP accounting standard effective for Farmer Mac starting first quarter 2020, known as “CECL,” requires entities to measure credit losses based on an "expected credit loss" approach rather than an "incurred loss" approach previously required under GAAP. The new approach requires entities to measure all expected credit losses for financial assets carried at amortized cost and debt securities classified as available-for-sale, based on historical experience, current conditions, and reasonable forecasts of collectability. The recent legislative and regulatory relief granted to some financial institutions to delay the effective date of the implementation of CECL beyond first quarter 2020 do not apply to Farmer Mac. The inputs used in Farmer Mac’s CECL model will be adjusted to reflect current conditions and forecasts in light of the COVID-19 pandemic, which are likely to cause increases and more volatility in Farmer Mac's provision for credit losses and could adversely affect Farmer Mac's business, operating results, financial condition, or capital levels.

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Human Capital Risk. As discussed in “Risk Factors-Human Capital Risk” in Farmer Mac’s 2019 Form 10-K, Farmer Mac’s ability to attract and retain motivated and qualified employees is critical to the success of its business, and significant or sustained disruption in the continuity of Farmer Mac's employees or executive leaders may materially adversely affect Farmer Mac's business performance, operations, or financial condition. A significant percentage of Farmer Mac’s employees and executive leaders live and work in the geographic region of its main office in Washington, D.C, with about 25% of the total workforce of 112 individuals distributed in other geographic locations in the United States. This concentration of Farmer Mac's personnel, technology, and facilities increases Farmer Mac's risk of business disruptions if the negative impacts of the COVID-19 pandemic affect the Washington, D.C. metropolitan area disproportionately compared to other regions of the country. If Farmer Mac experiences widespread cases of COVID-19 among its employees, it would place more pressure on the remaining employees to perform all functions across the organization and could impair the company’s ability to conduct business. Farmer Mac also relies on many third party service providers to conduct its business, including loan servicers, information systems providers, software-as-a-service (SaaS) providers, cloud computing service providers, consultants on key technology initiatives, and other service providers. Although Farmer Mac has continued to operate effectively through a fully remote workforce, it is uncertain what effect COVID-19-related illnesses and government and third party actions taken to contain COVID-19 and mitigate public health and economic effects may have on Farmer Mac’s operations in the future or the operations of the consultants and other service providers that it relies upon.

Farmer Mac’s efforts to manage and mitigate these risk factors may be unsuccessful, and the effectiveness of these efforts and the extent to which the COVID-19 pandemic affects Farmer Mac’s business, results of operations, and financial condition will depend on factors beyond its control, including the duration, severity, and spread of the pandemic, as well as third-party and government actions taken to contain COVID-19 and mitigate public health and economic effects, and how quickly and to what extent normal economic and operating conditions can resume. Even after the COVID-19 pandemic is over, Farmer Mac may continue to experience material adverse effects to its business as a result of the disruption in the global economy, the domestic agricultural economy, and any resulting recession. Because there have been no comparable recent global pandemics that resulted in similar global macroeconomic impact, Farmer Mac does not yet know the full extent of the effects on its business, operations, or the global economy as a whole, but they could materially and adversely affect Farmer Mac’s business, operations, operating results, financial condition, liquidity, or capital levels as discussed in more detail above.

Forward-Looking Statements
This report contains “forward-looking” statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “anticipate,” “intend,” “plan,” “goal,” “seek,” “believe,” “project,” “estimate,” “expect,” “strategy,” “future,” “likely,” “may,” “should,” “will” and similar references to future periods. These statements are based on Farmer Mac’s current expectations and currently available information and are subject to numerous risks and uncertainties that could cause actual results to differ materially from what Farmer Mac expects. Examples of forward-looking statements include, among others, statements Farmer Mac makes regarding the impact of COVID-19 on the global economy and financial markets and on Farmer Mac’s business, operations, operating results, financial condition, liquidity, or capital levels. Further information on potential risk factors that could affect Farmer Mac’s business and its financial results are detailed in Farmer Mac’s 2019 Form 10-K filed with the Securities and Exchange Commission and other reports filed with the Securities and Exchange Commission, including this report. The forward-looking statements in this report are made as of April 6, 2020, and Farmer Mac does not assume any obligation to update, amend, or clarify them to reflect future developments, new information, or circumstances occurring after that date.

Item 9.01.        Financial Statements and Exhibits.

(d)    Exhibits

101.INS	Inline XBRL Instance Document - the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document
101.SCH	Inline XBRL Taxonomy Extension Schema
101.CAL	Inline XBRL Taxonomy Extension Calculation
101.DEF	Inline XBRL Taxonomy Extension Definition
101.LAB	Inline XBRL Taxonomy Extension Label
101.PRE	Inline XBRL Taxonomy Extension Presentation
104
Cover Page Inline Interactive Data File - the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document included as Exhibit 101

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FEDERAL AGRICULTURAL MORTGAGE CORPORATION

By: /s/ Stephen P. Mullery
Name: Stephen P. Mullery
Title: Executive Vice President – General Counsel

Dated: April 6, 2020